UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21034

SANFORD C. BERNSTEIN FUND II, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2016

Date of reporting period: March 31, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND II, INC.

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

SEMI-ANNUAL REPORT

MARCH 31, 2016

Before investing in the Sanford C. Bernstein Fund II, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.bernstein.com and click on “Investments”, then “Mutual Fund Information—Performance at a Glance”.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund II, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.abglobal.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •   May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—May 11, 2016

This report provides management’s discussion of fund performance for Sanford C. Bernstein Fund II, Inc. Intermediate Duration Institutional Portfolio (the “Portfolio”) for the semi-annual reporting period ended March 31, 2016.

Investment Objectives and Policies

The Portfolio seeks to provide safety of principal and a moderate to high rate of current income. The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”), to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-U.S. Dollar denominated foreign securities, and may invest without limit in fixed-income, U.S. Dollar denominated foreign securities, in each case in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment grade (BB or below) by national rating agencies (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies.

The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies.

Investment Results

The table on page 7 shows the Portfolio’s performance compared to its benchmark, the Barclays U.S. Aggregate Bond Index, and the Lipper Core Bond Funds Average (a comparison to peers of similarly managed funds, the “Lipper Average”) for the six- and 12-month periods ended March 31, 2016. The portfolio outperformed its benchmark for the six-month period yet underperformed for the 12-month period. The portfolio outperformed the Lipper Core Bond Funds Average for both the six- and 12-month periods.

Sector positioning contributed to returns relative to the benchmark for both the six- and 12-month periods, mainly from an overweight to asset-backed securities and collateralized mortgage obligations for the 12-month period and an allocation to Agency Risk Share transactions for the six-month period. Agency Risk Share transactions are investment vehicles issued from Government Sponsored Entities (GSEs) which transfer some of the credit risk associated with guaranteed mortgage pools to end-investors. The GSEs maintain a share of risk of each security issued. Currency selection contributed to returns for both periods, mainly from our long USD and Japanese Yen positions vs a short in the Australian Dollar for the 12-month period, and long USD and Yen positions vs a short Euro position for the six-month period. Security selection was immaterial for the six-month period, yet for the 12-month period security selection detracted, mainly from selection within Capital Goods and Mortgage Backed Securities (MBS). Country positioning contributed for both periods, specifically exposure to Brazil and the Euro Zone. The Portfolio’s shorter duration compared to the benchmark detracted for both periods. Yield curve positioning detracted for both periods, mainly from an underweight to the 20 year portion of the curve.

The Portfolio utilized derivatives including Treasury futures and interest rate swaps to manage the overall duration positioning of the Portfolio; overall Yield curve positioning detracted for both periods, mainly from an underweight to the 20 Year portion of the curve. Credit default swaps were utilized for both hedging and investment purposes. During both periods, the Portfolio utilized derivatives including currency forwards to manage active currency positions. Inflation swaps were also used for hedging and investment purposes. The Portfolio used written options for hedging purposes.

Market Review and Investment Strategy

Bond markets were volatile for the period ended March 31, 2016, as growth trends and monetary policies in the world’s biggest economies headed in different directions. Inflation continued to fall throughout the developed world, driven primarily by decreasing commodity prices. On February 11, 2016, oil prices reached $26 per barrel, which was their lowest

(Portfolio Manager Commentary continued on next page)

2016 Semi-Annual Report	1

Portfolio Manager Commentary (continued)

level since May 2003, ultimately ending the period at $38 per barrel. These dynamics caused volatility within government bond yields, with the yield on the 10-year US Treasury ranging from 2.5% to 1.7%, ultimately ending the period at 1.8%. Adding to the volatility, the US Federal Reserve raised the target on official rates by 25 basis points in December, lifting the range to 0.25%-0.50%, which was the first rate hike in nine years.

In other markets, including Europe and Japan, further accommodative monetary policy measures were introduced. The European Central Bank delivered further quantitative easing measures by cutting the deposit rate to –40 basis points and increased monthly bond purchases to €80 billion per month. Additionally, the Bank of Japan moved its deposit rate to –10 basis points early in 2016. In emerging markets, political and economic instability across regions negatively affected the investment environment during most of the reporting period. Slower growth in China, Brazil and other emerging market economies caused further pressure on credit markets throughout most of the reporting period. However, during February 2016 many risk assets rallied on the back of oil prices moving higher. March 2016 was the strongest month since October 2011 for high yield securities with the Barclays US High Yield Corporate Index returning 4.5%. Additionally, the first-quarter gain in 2016 in the Barclays US Aggregate was the strongest since 1995. For the 12-month period investment grade bonds outperformed US high yield bonds. Emerging Market Hard Currency Government Bonds (JP Morgan EMBI Global Index) outperformed the US 10-Year Treasury. However, Emerging Market Local Currency Government bonds (JP Morgan GBI-EM Global Diversified Index) underperformed the US 10-Year Treasury.

2	Sanford C. Bernstein Fund II, Inc.

Disclosures and Risks (Unaudited)

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Barclays U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgaged-backed securities. The Lipper Core Bond Funds Average is the equal-weighted average returns of the portfolios in the relevant Lipper Inc. category; the average portfolios in a category may differ in composition from the Portfolio. The Lipper Core Bond Funds Average contains portfolios that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds that invest largely in fixed-income securities.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In

Disclosures & Risks continued on next page

2016 Semi-Annual Report	3

Disclosures and Risks (continued)

addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolio. If the rule goes into effect, it could limit the ability of the Portfolio to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Advisor will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Advisor may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Advisor may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Advisor and could have an adverse effect the value or performance of the Portfolio.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be

Disclosures & Risks continued on next page

4	Sanford C. Bernstein Fund II, Inc.

magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. In the past several years, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. Recently, some securities markets, particularly in Europe and Asia, have been very volatile and have declined in value significantly. These market conditions may continue, worsen, or spread. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has recently terminated certain of its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including reductions in support in the form of interest rate increases, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the Portfolio invests.

Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Portfolio Turnover Risk: The Portfolio’s investment strategies may result in high portfolio turnover. The Portfolio generally buys portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Portfolio may engage in active short-term trading to seek short-term profits during periods of fluctuating interest rates or for other reasons. This trading may increase the Portfolio’s rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolio and its shareholders.

These risks are fully discussed in the Portfolio’s prospectus.

Disclosures & Risks continued on next page

2016 Semi-Annual Report	5

Disclosures and Risks (continued)

An Important Note About Historical Performance

The performance shown on page 7 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.bernstein.com or by calling 212.756.4097.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.bernstein.com, click on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolio have been deducted.

6	Sanford C. Bernstein Fund II, Inc.

Historical Performance (Unaudited)

Intermediate Duration Institutional Portfolio vs. Its Benchmark and Lipper Average

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2016	PAST 6 MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
Intermediate Duration Institutional Portfolio*	2.47%	1.65%	3.84%	5.13%	5.01%	May 17, 2002
Barclays U.S. Aggregate Bond Index	2.44%	1.96%	3.78%	4.90%	4.86%
Lipper Core Bond Funds Average	2.07%	0.93%	3.55%	4.40%

*	There are no sales charges associated with an investment in the Portfolio. Total returns and average annual returns are therefore the same.

During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Portfolio for a portion of its expenses to the extent necessary to limit the Portfolio’s expenses to 0.45%. These waivers/reimbursements may not be terminated before January 28, 2017 and may be extended by the Adviser for additional one-year terms. Without the waiver, the Portfolio’s expenses would have been higher (0.58%, as of 01/28/2016) and its performance would have been lower than that shown.

Intermediate Duration Institutional Portfolio

Growth of a $25,000 Investment in the Portfolio

The chart shows the growth of $25,000 for the Portfolio and its benchmark and Lipper Average from March 31, 2006 through March 31, 2016.

Portfolio Summary—March 31, 2016 (Unaudited)

Intermediate Duration Institutional Portfolio
Security Type Breakdown*

*	All data are as of March 31, 2016. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details).

†	“Other” represents less than 0.3% in Common Stocks, Emerging Markets—Corporate Bonds, Governments—Sovereign Bonds, Preferred Stocks and Supranationals.

See Disclosures, Risks and Note about Historical Performance on pages 3-6.

2016 Semi-Annual Report	7

Expense Example—March 31, 2016 (Unaudited)

As a shareholder of the Fund, you incur various types of costs including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE OCTOBER 1, 2015	ENDING ACCOUNT VALUE MARCH 31, 2016	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
SCB Intermediate Duration Institutional Portfolio
Actual	$1,000	$1,024.70	$2.28	0.45%
Hypothetical**	$1,000	$1,022.75	$2.28	0.45%

*	Expenses are equal to each classes’ annualized expense ratio, shown in the table above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

8	Sanford C. Bernstein Fund II, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Intermediate Duration Portfolio

March 31, 2016 (unaudited)

	Principal Amount (000)		U.S. $ Value
CORPORATES—INVESTMENT GRADE–25.1%
Industrial–16.6%
Basic–1.1%
Barrick Gold Corp. 4.10%, 5/01/23	U.S.$	84	$81,807
Barrick North America Finance LLC 4.40%, 5/30/21		22	22,491
BHP Billiton Finance USA Ltd. 3.25%, 11/21/21		10	10,285
Dow Chemical Co. (The) 3.00%, 11/15/22		15	15,340
4.125%, 11/15/21		30	32,680
7.375%, 11/01/29		175	224,348
8.55%, 5/15/19		771	917,111
Eastman Chemical Co. 3.80%, 3/15/25		560	574,195
Glencore Funding LLC 4.125%, 5/30/23(a)		498	407,115
International Paper Co. 4.75%, 2/15/22		871	955,749
LYB International Finance BV 4.00%, 7/15/23		75	78,686
LyondellBasell Industries NV 5.75%, 4/15/24		996	1,152,249
Minsur SA 6.25%, 2/07/24(a)		397	374,785
Mosaic Co. (The) 5.625%, 11/15/43		486	507,566
Rio Tinto Finance USA PLC 2.25%, 12/14/18		52	52,193
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(a)		1,043	954,345
Vale Overseas Ltd. 6.875%, 11/21/36		345	272,446

			6,633,391

Capital Goods–0.6%
BAE Systems Holdings, Inc. 3.80%, 10/07/24(a)		48	49,217
General Electric Co. 2.95%, 5/09/16		22	22,057
4.65%, 10/17/21		41	46,775
5.875%, 1/14/38		43	56,025
Series D 5.00%, 1/21/21(b)		355	365,650
Series G 5.625%, 5/01/18		125	136,989
Owens Corning 6.50%, 12/01/16(c)		99	101,127
Republic Services, Inc. 3.80%, 5/15/18	U.S.$	21	$21,897
5.25%, 11/15/21		1,003	1,142,186
5.50%, 9/15/19		1,343	1,491,153
Yamana Gold, Inc. 4.95%, 7/15/24		383	323,635

			3,756,711

Communications—Media–2.7%
21st Century Fox America, Inc. 3.00%, 9/15/22		200	205,950
4.50%, 2/15/21		55	60,634
6.15%, 3/01/37–2/15/41		733	874,530
6.55%, 3/15/33		795	953,781
CBS Corp. 3.50%, 1/15/25		1,660	1,682,246
5.75%, 4/15/20		85	96,182
CCO Safari II LLC 4.908%, 7/23/25(a)		470	495,764
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		45	63,623
Comcast Corp. 3.125%, 7/15/22		17	18,014
5.15%, 3/01/20		33	37,132
Cox Communications, Inc. 2.95%, 6/30/23(a)		454	421,411
Discovery Communications LLC 3.45%, 3/15/25		918	866,578
McGraw Hill Financial, Inc. 4.40%, 2/15/26		1,150	1,256,827
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(a)(b)		1,155	1,189,650
RELX Capital, Inc. 8.625%, 1/15/19		87	101,083
TCI Communications, Inc. 7.875%, 2/15/26		136	186,313
Time Warner Cable, Inc. 4.00%, 9/01/21		30	31,392
4.125%, 2/15/21		1,795	1,896,576
4.50%, 9/15/42		450	399,468
5.00%, 2/01/20		75	81,410
Time Warner, Inc. 3.40%, 6/15/22		63	65,460
3.55%, 6/01/24		1,501	1,543,954
3.60%, 7/15/25		1,175	1,206,076
4.70%, 1/15/21		1,205	1,326,433
7.625%, 4/15/31		15	19,147
Viacom, Inc. 3.875%, 12/15/21–4/01/24		1,597	1,593,202
5.625%, 9/15/19		525	575,798
6.25%, 4/30/16		2	2,008

			17,250,642

Communications—Telecommunications–2.4%
America Movil SAB de CV 3.125%, 7/16/22		1,403	1,440,019

2016 Semi-Annual Report	9

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
American Tower Corp. 2.80%, 6/01/20	U.S.$	31	$30,969
4.70%, 3/15/22		30	32,486
5.05%, 9/01/20		2,285	2,481,631
AT&T Corp. 8.25%, 11/15/31(c)		15	20,552
AT&T, Inc. 3.00%, 2/15/22		45	45,916
3.40%, 5/15/25		1,985	1,989,651
3.80%, 3/15/22		697	734,488
4.45%, 5/15/21–4/01/24		1,939	2,099,229
4.60%, 2/15/21		30	32,821
BellSouth Telecommunications LLC 7.00%, 10/01/25		135	163,905
British Telecommunications PLC 9.625%, 12/15/30		63	98,474
New Cingular Wireless Services, Inc. 8.75%, 3/01/31		20	29,330
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	256	214,309
Telefonica Emisiones SAU 5.462%, 2/16/21	U.S.$	1,140	1,295,103
Verizon Communications, Inc. 3.50%, 11/01/21–11/01/24		1,606	1,685,359
3.85%, 11/01/42		801	727,397
5.15%, 9/15/23		5	5,771
6.55%, 9/15/43		1,477	1,945,544
7.35%, 4/01/39		60	78,817
Vodafone Group PLC 4.375%, 3/16/21		15	16,351

			15,168,122

Consumer Cyclical—Automotive–1.2%
Ford Motor Credit Co. LLC 2.597%, 11/04/19		748	750,571
3.664%, 9/08/24		1,327	1,340,108
5.00%, 5/15/18		1,984	2,094,955
5.875%, 8/02/21		930	1,065,911
General Motors Co. 3.50%, 10/02/18		640	655,128
General Motors Financial Co., Inc. 3.10%, 1/15/19		1,110	1,123,274
3.25%, 5/15/18		85	86,415
4.00%, 1/15/25		202	196,185
4.30%, 7/13/25		260	257,348

			7,569,895

Consumer Cyclical—Other–0.0%
Marriott International, Inc./MD 3.00%, 3/01/19		20	20,429

Consumer Cyclical—Retailers–0.8%
CVS Health Corp. 3.875%, 7/20/25		1,300	1,402,862
Kohl’s Corp. 4.25%, 7/17/25		1,632	1,612,403
Walgreens Boots Alliance, Inc. 3.80%, 11/18/24		1,655	1,703,000

			4,718,265

Consumer Non-Cyclical–3.6%
AbbVie, Inc. 3.60%, 5/14/25	U.S.$	860	$902,757
Actavis Funding SCS 3.00%, 3/12/20		46	47,298
3.80%, 3/15/25		1,443	1,501,792
3.85%, 6/15/24		485	508,344
Agilent Technologies, Inc. 5.00%, 7/15/20		20	22,171
Ahold Finance USA LLC 6.875%, 5/01/29		100	127,393
Altria Group, Inc. 2.625%, 1/14/20		1,665	1,720,976
4.75%, 5/05/21		60	68,050
AstraZeneca PLC 6.45%, 9/15/37		460	611,521
Baxalta, Inc. 5.25%, 6/23/45(a)		650	690,811
Bayer US Finance LLC 3.375%, 10/08/24(a)		521	549,266
Becton Dickinson and Co. 3.734%, 12/15/24		728	775,032
Biogen, Inc. 4.05%, 9/15/25		1,352	1,444,857
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		31	36,010
Celgene Corp. 3.875%, 8/15/25		1,460	1,534,367
Gilead Sciences, Inc. 3.65%, 3/01/26		1,297	1,378,236
Grupo Bimbo SAB de CV 3.875%, 6/27/24(a)		1,115	1,120,332
Kimberly-Clark Corp. 3.875%, 3/01/21		35	38,205
Kraft Heinz Foods Co. 2.80%, 7/02/20(a)		650	667,642
3.50%, 7/15/22(a)		830	871,072
Laboratory Corp. of America Holdings 3.60%, 2/01/25		525	531,469
Medtronic, Inc. 3.50%, 3/15/25		1,635	1,745,103
Mylan, Inc. 2.60%, 6/24/18		60	60,022
Newell Rubbermaid, Inc. 3.15%, 4/01/21		1,555	1,597,324
3.85%, 4/01/23		452	468,774
Perrigo Finance Unlimited Co. 3.50%, 12/15/21		237	241,576
3.90%, 12/15/24		555	552,121
Reynolds American, Inc. 5.85%, 8/15/45		412	503,118
Thermo Fisher Scientific, Inc. 4.15%, 2/01/24		669	705,234
Tyson Foods, Inc. 2.65%, 8/15/19		331	339,463
3.95%, 8/15/24		1,079	1,150,277
4.50%, 6/15/22		76	83,268

			22,593,881

10	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value
Energy–3.0%
Anadarko Petroleum Corp. 5.95%, 9/15/16	U.S.$	19	$19,330
6.375%, 9/15/17		5	5,240
ConocoPhillips 6.00%, 1/15/20		30	33,360
ConocoPhillips Holding Co. 6.95%, 4/15/29		55	61,867
Encana Corp. 3.90%, 11/15/21		800	701,000
Energy Transfer Partners LP 4.65%, 6/01/21		25	24,022
6.125%, 2/15/17		140	143,396
6.625%, 10/15/36		120	110,170
6.70%, 7/01/18		809	848,785
7.50%, 7/01/38		1,389	1,343,470
EnLink Midstream Partners LP 5.05%, 4/01/45		1,125	756,862
Enterprise Products Operating LLC 3.35%, 3/15/23		80	79,630
3.70%, 2/15/26		1,477	1,448,690
5.20%, 9/01/20		591	645,257
Halliburton Co. 5.00%, 11/15/45		1,630	1,593,062
Husky Energy, Inc. 7.25%, 12/15/19		176	194,534
Kinder Morgan Energy Partners LP 2.65%, 2/01/19		73	72,099
3.95%, 9/01/22		2,125	2,039,917
4.15%, 3/01/22		34	32,966
6.85%, 2/15/20		18	19,668
Kinder Morgan, Inc./DE 5.00%, 2/15/21(a)		645	658,204
Marathon Petroleum Corp. 5.125%, 3/01/21		40	41,611
Noble Energy, Inc. 3.90%, 11/15/24		874	822,680
4.15%, 12/15/21		10	9,983
8.25%, 3/01/19		2,429	2,673,148
Phillips 66 4.30%, 4/01/22		76	80,915
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		1,199	1,033,970
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		251	221,467
Schlumberger Holdings Corp. 3.625%, 12/21/22(a)		1,580	1,625,183
TransCanada PipeLines Ltd. 3.80%, 10/01/20		10	10,374
6.35%, 5/15/67		1,425	965,437
Valero Energy Corp. 6.125%, 2/01/20		65	71,370
Williams Partners LP 3.90%, 1/15/25		16	12,936
4.125%, 11/15/20		784	712,069

			19,112,672

Other Industrial–0.1%
Hutchison Whampoa International 14 Ltd. 1.625%, 10/31/17(a)	U.S.$	544	$543,781

Services–0.1%
eBay, Inc. 3.80%, 3/09/22		412	424,145

Technology–1.0%
Hewlett Packard Enterprise Co. 4.90%, 10/15/25(a)		1,605	1,651,811
HP Enterprise Services LLC 7.45%, 10/15/29		35	39,931
HP, Inc. 3.75%, 12/01/20		8	8,278
4.65%, 12/09/21		911	964,153
Intel Corp. 4.80%, 10/01/41		60	67,084
KLA-Tencor Corp. 4.65%, 11/01/24		1,202	1,211,576
Motorola Solutions, Inc. 3.50%, 3/01/23		48	44,092
7.50%, 5/15/25		239	268,889
Seagate HDD Cayman 4.75%, 1/01/25		679	530,338
Tencent Holdings Ltd. 3.375%, 5/02/19(a)		932	965,376
Total System Services, Inc. 2.375%, 6/01/18		719	718,070
3.75%, 6/01/23		30	29,374

			6,498,972

			104,290,906

Financial Institutions–7.5%
Banking–4.6%
American Express Co. 2.65%, 12/02/22		11	10,965
Bank of America Corp. 3.875%, 3/22/17–8/01/25		150	155,001
4.00%, 4/01/24		29	30,420
4.20%, 8/26/24		45	45,823
5.00%, 5/13/21		10	11,099
5.625%, 7/01/20		225	252,835
5.875%, 1/05/21		20	22,869
Series G 3.30%, 1/11/23		453	456,806
Series L 2.60%, 1/15/19		1,864	1,895,520
5.65%, 5/01/18		5	5,367
BPCE SA 5.70%, 10/22/23(a)		379	401,442
Capital One Financial Corp. 4.75%, 7/15/21		90	98,624
Citigroup, Inc. 3.875%, 3/26/25		1,300	1,282,592
Compass Bank 5.50%, 4/01/20		1,454	1,546,714

2016 Semi-Annual Report	11

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Cooperatieve Rabobank UA 3.95%, 11/09/22	U.S.$	443	$453,795
4.375%, 8/04/25		1,044	1,074,901
Countrywide Financial Corp. 6.25%, 5/15/16		1,040	1,045,904
Credit Suisse Group Funding Guernsey Ltd. 3.75%, 3/26/25		2,250	2,149,434
Fifth Third Bancorp 3.50%, 3/15/22		32	33,324
Goldman Sachs Group, Inc. (The) 3.75%, 5/22/25		501	512,596
3.85%, 7/08/24		1,745	1,803,046
5.75%, 1/24/22		240	276,893
Series D 6.00%, 6/15/20		2,385	2,719,117
Series G 7.50%, 2/15/19		115	132,464
HSBC Holdings PLC 4.00%, 3/30/22		90	94,584
5.10%, 4/05/21		70	76,999
JPMorgan Chase & Co. 3.625%, 5/13/24		85	88,630
4.35%, 8/15/21		10	10,927
4.40%, 7/22/20		125	136,019
4.50%, 1/24/22		40	44,142
4.625%, 5/10/21		60	66,523
Lloyds Bank PLC 4.20%, 3/28/17		20	20,553
Mizuho Financial Group Cayman 3 Ltd. 4.60%, 3/27/24(a)		1,568	1,616,415
Morgan Stanley 3.75%, 2/25/23		39	40,637
5.625%, 9/23/19		1,098	1,221,819
7.25%, 4/01/32		35	47,118
Series F 3.875%, 4/29/24		31	32,516
Series G 5.50%, 7/24/20–7/28/21		1,999	2,259,803
6.625%, 4/01/18		55	60,089
Murray Street Investment Trust I 4.647%, 3/09/17		283	290,953
Nationwide Building Society 6.25%, 2/25/20(a)		1,490	1,699,935
PNC Funding Corp. 5.125%, 2/08/20		75	83,559
Rabobank Capital Funding Trust III 5.254%, 10/21/16(a)(b)		745	740,344
Santander Issuances SAU 5.179%, 11/19/25		1,200	1,159,621
Standard Chartered PLC 6.409%, 1/30/17(a)(b)		400	381,832
State Street Corp. 3.70%, 11/20/23		35	37,702
UBS AG/Stamford CT 7.625%, 8/17/22		1,334	1,527,870
UBS Group Funding Jersey Ltd. 4.125%, 9/24/25(a)	U.S.$	836	$837,333

			28,993,474

Brokerage–0.0%
Nomura Holdings, Inc. 2.00%, 9/13/16		108	108,323

Finance–0.2%
Aviation Capital Group Corp. 7.125%, 10/15/20(a)		955	1,083,367
HSBC Finance Corp. 6.676%, 1/15/21		101	115,848

			1,199,215

Insurance–1.9%
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16		815	830,621
American International Group, Inc. 4.875%, 6/01/22		1,745	1,918,870
Anthem, Inc. 3.30%, 1/15/23		24	24,264
Coventry Health Care, Inc. 5.45%, 6/15/21		20	22,607
5.95%, 3/15/17		555	579,536
Guardian Life Insurance Co. of America (The) 7.375%, 9/30/39(a)		915	1,157,077
Hartford Financial Services Group, Inc. (The) 5.125%, 4/15/22		1,120	1,252,974
5.50%, 3/30/20		551	611,454
6.10%, 10/01/41		150	174,000
Humana, Inc. 6.30%, 8/01/18		25	27,498
7.20%, 6/15/18		35	38,913
Lincoln National Corp. 8.75%, 7/01/19		728	869,981
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		15	21,745
MetLife Capital Trust IV 7.875%, 12/15/37(a)		970	1,115,500
MetLife, Inc. 4.75%, 2/08/21		350	388,928
6.75%, 6/01/16		65	65,623
7.717%, 2/15/19		575	667,356
10.75%, 8/01/39		10	15,200
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		537	791,686
Prudential Financial, Inc. 4.50%, 11/15/20		72	78,290
5.625%, 6/15/43		761	775,078
Reliance Standard Life Global Funding II 2.50%, 4/24/19(a)		60	60,430

12	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value
Swiss Re Solutions Holding Corp. 7.00%, 2/15/26	U.S.$	35	$44,883
XLIT Ltd. 5.50%, 3/31/45		285	273,448
6.25%, 5/15/27		195	228,630

			12,034,592

REITS–0.8%
HCP, Inc. 5.375%, 2/01/21		7	7,645
6.00%, 1/30/17		65	67,145
Host Hotels & Resorts LP Series D 3.75%, 10/15/23		43	41,952
Trust F/1401 5.25%, 12/15/24(a)		1,410	1,434,675
Welltower, Inc. 5.25%, 1/15/22		3,035	3,314,111
6.20%, 6/01/16		95	95,746

			4,961,274

			47,296,878

Utility–1.0%
Electric–0.7%
Berkshire Hathaway Energy Co. 6.125%, 4/01/36		90	111,423
CMS Energy Corp. 5.05%, 3/15/22		345	385,967
Constellation Energy Group, Inc. 5.15%, 12/01/20		590	653,686
Duke Energy Carolinas LLC 3.90%, 6/15/21		42	45,975
Entergy Corp. 4.00%, 7/15/22		1,148	1,217,370
Exelon Corp. 5.10%, 6/15/45(a)		415	450,337
Exelon Generation Co. LLC 4.25%, 6/15/22		667	699,368
Pacific Gas & Electric Co. 4.50%, 12/15/41		45	48,506
6.05%, 3/01/34		15	19,127
TECO Finance, Inc. 5.15%, 3/15/20		695	755,669
Union Electric Co. 6.70%, 2/01/19		5	5,663
Wisconsin Electric Power Co. 4.25%, 12/15/19		23	24,884

			4,417,975

Natural Gas–0.3%
Engie SA 1.625%, 10/10/17(a)		23	23,030
NiSource Finance Corp. 6.80%, 1/15/19		70	78,260
Sempra Energy 4.05%, 12/01/23		85	89,351
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)	U.S.$	1,775	$1,892,661

			2,083,302

			6,501,277

Total Corporates—Investment Grade (cost $152,786,899)			158,089,061

MORTGAGE PASS-THROUGHS–20.5%
Agency ARMs–0.0%
Federal Home Loan Mortgage Corp. Series 2006 2.943% (LIBOR 12 Month + 2.07%), 12/01/36(d)		1	1,430
Series 2007 3.229% (LIBOR 12 Month + 2.17%), 3/01/37(d)		2	2,469
Federal National Mortgage Association Series 2007 2.521% (LIBOR 12 Month + 1.80%), 3/01/37(c)		5	5,530
2.335% (LIBOR 12 Month + 1.46%), 2/01/37(d)		3	3,317

			12,746

Agency Fixed Rate 15-Year–2.5%
Federal National Mortgage Association 3.50%, 10/01/25–1/12/30		5,231	5,542,460
2.50%, 4/01/31, TBA		9,497	9,749,264

			15,291,724

Agency Fixed Rate 30-Year–18.0%
Federal Home Loan Mortgage Corp. Gold 3.50%, 7/01/45		2,998	3,180,438
4.00%, 1/01/45		6,448	7,008,878
Series 2005 5.50%, 1/01/35		85	95,485
Series 2007 5.50%, 7/01/35		506	571,129
Federal National Mortgage Association 3.50%, 12/01/41–9/01/45		23,102	24,524,680
4.00%, 1/01/44–8/01/45		19,810	21,444,854
3.00%, 5/01/45–8/01/45		6,022	6,183,454
5.50%, 9/01/36		11	12,437
5.00%, 6/01/40		62	68,742
Series AS6516 4.00%, 1/01/46		6,276	6,722,595
Series 2007 5.50%, 5/01/36–8/01/37		164	184,127
Series 2004 5.50%, 2/01/34–11/01/34		1,310	1,474,149
4.00%, 4/01/46, TBA		7,915	8,458,538
4.50%, 4/25/46, TBA		15,345	16,699,675
Series 2008 5.50%, 8/01/37		2	2,142

2016 Semi-Annual Report	13

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Series 2003 5.50%, 4/01/33–7/01/33	U.S.$	1,453	$1,632,927
Series 2005 5.50%, 2/01/35		1,399	1,572,806
Series 2006 5.50%, 4/01/36		303	341,765
Government National Mortgage Association 3.00%, 12/20/45		3,325	3,448,938
3.50%, 4/01/46, TBA		9,189	9,714,496

			113,342,255

Total Mortgage Pass-Throughs (cost $127,016,726)			128,646,725

ASSET-BACKED SECURITIES–14.5%
Autos—Fixed Rate–8.2%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19		1,236	1,239,893
Ally Master Owner Trust Series 2012-4, Class A 1.72%, 7/15/19		2,525	2,533,462
Series 2014-1, Class A2 1.29%, 1/15/19		120	119,804
Series 2015-3, Class A 1.63%, 5/15/20		89	88,860
AmeriCredit Automobile Receivables Trust Series 2013-3, Class A3 0.92%, 4/09/18		516	515,655
Series 2013-4, Class A3 0.96%, 4/09/18		244	243,903
ARI Fleet Lease Trust Series 2014-A, Class A2 0.81%, 11/15/22(a)		289	288,484
Avis Budget Rental Car Funding AESOP LLC Series 2013-2A, Class A 2.97%, 2/20/20(a)		2,535	2,574,985
Series 2016-1A, Class A 2.99%, 6/20/22(a)		742	741,956
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(a)		2,337	2,331,485
California Republic Auto Receivables Trust Series 2014-2, Class A4 1.57%, 12/16/19		1,080	1,080,766
Series 2015-2, Class A3 1.31%, 8/15/19		1,065	1,066,132
Capital Auto Receivables Asset Trust Series 2014-1, Class B 2.22%, 1/22/19		395	395,278
CarMax Auto Owner Trust Series 2015-4, Class A3 1.56%, 11/16/20		64	64,282
Chrysler Capital Auto Receivables Trust Series 2015-BA, Class A3 1.91%, 3/16/20(a)	U.S.$	997	$1,002,042
CPS Auto Receivables Trust Series 2013-B, Class A 1.82%, 9/15/20(a)		488	486,548
Series 2014-B, Class A 1.11%, 11/15/18(a)		390	387,240
Drive Auto Receivables Trust Series 2015-BA, Class A2A 0.93%, 12/15/17(a)		217	217,439
Series 2015-CA, Class A2A 1.03%, 2/15/18(a)		207	206,970
Series 2015-DA, Class A2A 1.23%, 6/15/18(a)		563	562,390
Series 2016-AA, Class A2A 1.50%, 3/15/18(a)		729	729,124
Enterprise Fleet Financing LLC Series 2014-1, Class A2 0.87%, 9/20/19(a)		258	257,124
Series 2014-2, Class A2 1.05%, 3/20/20(a)		865	860,453
Series 2015-1, Class A2 1.30%, 9/20/20(a)		1,926	1,914,657
Exeter Automobile Receivables Trust Series 2014-1A, Class A 1.29%, 5/15/18(a)		38	38,258
Series 2014-2A, Class A 1.06%, 8/15/18(a)		99	99,070
Series 2016-1A, Class D 7.91%, 2/15/23(a)		520	516,630
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21		1,430	1,432,104
Flagship Credit Auto Trust Series 2013-1, Class A 1.32%, 4/16/18(a)		26	25,729
Ford Credit Auto Owner Trust Series 2012-B, Class A4 1.00%, 9/15/17		230	229,778
Series 2012-D, Class B 1.01%, 5/15/18		860	857,364
Series 2014-2, Class A 2.31%, 4/15/26(a)		2,407	2,438,839
Series 2016-1, Class A 2.31%, 8/15/27(a)		1,232	1,235,625
Ford Credit Floorplan Master Owner Trust A Series 2014-1, Class A1 1.20%, 2/15/19		57	56,966
Series 2015-2, Class A1 1.98%, 1/15/22		1,688	1,691,208
GM Financial Automobile Leasing Trust Series 2015-1, Class A2 1.10%, 12/20/17		1,654	1,654,896
Series 2015-2, Class A3 1.68%, 12/20/18		2,229	2,233,153

14	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value
Series 2015-3, Class A3 1.69%, 3/20/19	U.S.$	2,050	$2,055,779
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(a)		1,078	1,075,535
Harley-Davidson Motorcycle Trust Series 2014-1, Class A3 1.10%, 9/15/19		1,455	1,452,799
Series 2015-1, Class A3 1.41%, 6/15/20		1,012	1,011,648
Series 2015-2, Class A3 1.30%, 3/16/20		88	87,849
Hertz Vehicle Financing II LP Series 2015-2A, Class A 2.02%, 9/25/19(a)		924	923,304
Series 2015-2A, Class C 3.95%, 9/25/19(a)		600	599,314
Hertz Vehicle Financing LLC Series 2013-1A, Class A2 1.83%, 8/25/19(a)		3,845	3,780,313
Hyundai Auto Lease Securitization Trust Series 2015-A, Class A2 1.00%, 10/16/17(a)		46	46,292
Series 2015-B, Class A3 1.40%, 11/15/18(a)		1,107	1,108,850
Hyundai Auto Receivables Trust Series 2015-A, Class A2 0.68%, 10/16/17		16	15,986
Mercedes Benz Auto Lease Trust Series 2015-B, Class A3 1.34%, 7/16/18		1,245	1,246,328
Nissan Auto Lease Trust Series 2015-A, Class A3 1.40%, 6/15/18		1,941	1,944,280
Porsche Innovative Lease Owner Trust Series 2015-1, Class A4 1.43%, 5/21/21(a)		100	100,112
Santander Drive Auto Receivables Trust Series 2014-2, Class A3 0.80%, 4/16/18		246	246,066
Series 2015-3, Class A2A 1.02%, 9/17/18		671	670,500
Series 2015-4,Class A2A 1.20%, 12/17/18		846	844,699
TCF Auto Receivables Owner Trust Series 2015-1A, Class A2 1.02%, 8/15/18(a)		962	960,208
Volkswagen Auto Loan Enhanced Trust Series 2014-1, Class A3 0.91%, 10/22/18		84	84,019
Westlake Automobile Receivables Trust Series 2015-3A, Class A2A 1.42%, 5/17/21(a)		1,084	1,083,992

			51,756,425

Credit Cards—Fixed Rate–2.5%
American Express Credit Account Master Trust Series 2014-2, Class A 1.26%, 1/15/20	U.S.$	794	$795,859
Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22		2,297	2,349,802
Series 2015-1, Class A 2.20%, 12/15/22		100	101,553
Series 2015-2, Class A 1.56%, 3/15/21		1,501	1,508,990
Series 2015-4, Class A 1.72%, 8/16/21		1,130	1,136,183
Capital One Multi-Asset Execution Trust Series 2015-A5, Class A5 1.60%, 5/17/21		1,004	1,011,076
Chase Issuance Trust Series 2013-A1, Class A1 1.30%, 2/18/20		100	100,226
Discover Card Execution Note Trust Series 2015-A2, Class A 1.90%, 10/17/22		2,050	2,065,071
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		1,942	1,965,144
Series 2015-3, Class A 1.74%, 9/15/21		1,702	1,702,049
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		1,815	1,822,703
Series 2013-A, Class A 1.61%, 12/15/21		100	100,174
Series 2015-B,Class A 2.55%, 6/17/24		1,321	1,343,998

			16,002,828

Autos—Floating Rate–1.5%
BMW Floorplan Master Owner Trust Series 2015-1A, Class A 0.936% (LIBOR 1 Month + 0.50%), 7/15/20(a)(d)		1,949	1,945,336
GE Dealer Floorplan Master Note Trust Series 2014-1, Class A 0.812% (LIBOR 1 Month + 0.38%), 7/20/19(d)		1,165	1,159,979
Series 2015-1, Class A 0.932% (LIBOR 1 Month + 0.50%), 1/20/20(d)		2,052	2,032,282
Hertz Fleet Lease Funding LP Series 2013-3, Class A 0.992% (LIBOR 1 Month + 0.55%), 12/10/27(a)(d)		842	842,407

2016 Semi-Annual Report	15

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Navistar Financial Dealer Note Master Trust Series 2014-1, Class A 1.183% (LIBOR 1 Month + 0.75%), 10/25/19(a)(d)	U.S.$	1,356	$1,350,331
NCF Dealer Floorplan Master Trust Series 2014-1A, Class A 1.932% (LIBOR 1 Month + 1.50%), 10/20/20(a)(d)		1,613	1,612,999
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A1 0.782% (LIBOR 1 Month + 0.35%), 7/22/19(a)(d)		620	611,101

			9,554,435

Other ABS—Fixed Rate–1.1%
Ascentium Equipment Receivables LLC Series 2015-2A, Class A1 1.00%, 11/10/16(a)		979	977,659
CIT Equipment Collateral Series 2013-VT1, Class A3 1.13%, 7/20/20(a)		19	19,079
Series 2014-VT1, Class A2 0.86%, 5/22/17(a)		725	724,760
CNH Equipment Trust Series 2014-B, Class A4 1.61%, 5/17/21		1,156	1,157,694
Series 2015-A, Class A4 1.85%, 4/15/21		1,170	1,176,954
Dell Equipment Finance Trust Series 2015-1, Class A3 1.30%, 3/23/20(a)		749	746,417
Series 2015-2, Class A2A 1.42%, 12/22/17(a)		556	555,193
SBA Tower Trust 3.156%, 10/15/20(a)		1,340	1,340,509
Volvo Financial Equipment LLC Series 2015-1A, Class A3 1.51%, 6/17/19(a)		73	73,019

			6,771,284

Credit Cards—Floating Rate–1.1%
Cabela’s Credit Card Master Note Trust Series 2012-1A, Class A2 0.966% (LIBOR 1 Month + 0.53%), 2/18/20(a)(d)		1,270	1,269,343
Series 2014-1, Class A 0.786% (LIBOR 1 Month + 0.35%), 3/16/20(d)		720	719,056
Discover Card Execution Note Trust Series 2015-A1, Class A1 0.886% (LIBOR 1 Month + 0.35%), 8/17/20(d)		1,933	1,932,039
First National Master Note Trust Series 2013-2, Class A 0.966% (LIBOR 1 Month + 0.53%), 10/15/19(d)		1,523	1,521,545
World Financial Network Credit Card Master Trust Series 2015-A, Class A 0.916% (LIBOR 1 Month + 0.48%), 2/15/22(d)	U.S.$	1,322	$1,318,792

			6,760,775

Home Equity Loans—Floating Rate–0.1%
Asset Backed Funding Certificates Trust Series 2003-WF1, Class A2 1.558% (LIBOR 1 Month + 1.13%), 12/25/32(d)		206	196,605
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class 1A 0.733% (LIBOR 1 Month + 0.30%), 4/25/34(d)		102	96,267

			292,872

Home Equity Loans—Fixed Rate–0.0%
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		139	140,376

Total Asset-Backed Securities (cost $91,162,379)			91,278,995

GOVERNMENTS—TREASURIES–10.4%
United States–10.4%
U.S. Treasury Bonds 2.50%, 2/15/45		138	134,951
2.75%, 8/15/42		175	180,701
2.875%, 5/15/43–8/15/45		355	373,617
3.00%, 5/15/42–11/15/44		363	392,644
3.125%, 2/15/43		280	310,111
3.375%, 5/15/44		56	65,034
3.625%, 2/15/44		1,712	2,077,179
3.75%, 11/15/43		40	49,681
4.625%, 2/15/40		597	830,951
6.25%, 5/15/30		905	1,379,751
8.125%, 8/15/21		384	519,180
U.S. Treasury Notes 0.353% (USTMMR 3 Month + 5.30%), 10/31/16(d)		252	251,985
0.50%, 2/28/17–7/31/17		2,154	2,150,911
0.625%, 5/31/17–4/30/18		1,030	1,028,164
0.75%, 6/30/17–2/28/18		525	525,192
0.875%, 11/30/16–3/31/18		11,210	11,239,078
1.00%, 8/31/16–3/31/17		493	493,936
1.25%, 4/30/19		365	368,921
1.375%, 9/30/18–10/31/20		2,195	2,214,803
1.50%, 6/30/16–5/31/20		600	606,454
1.50%, 11/30/19(e)		2,588	2,631,471
1.625%, 3/31/19–2/15/26		16,257	16,110,429
1.75%, 9/30/19–10/31/20		528	541,283

16	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value
2.00%, 11/15/21–2/15/23	U.S.$	313	$323,077
2.125%, 8/15/21–5/15/25		4,393	4,529,856
2.25%, 11/15/25		10,207	10,622,333
2.375%, 8/15/24		3,060	3,222,563
2.625%, 4/30/16		390	390,742
2.75%, 11/15/23		1,689	1,829,398
3.75%, 11/15/18		328	352,720

Total Governments—Treasuries (cost $64,577,535)			65,747,116

COMMERCIAL MORTGAGE-BACKED SECURITIES–10.4%
Non-Agency Fixed Rate CMBS–8.8%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A 5.774%, 2/10/51		3,067	3,178,719
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41		983	978,321
BHMS Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(a)		1,705	1,739,714
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(a)		2,495	2,597,306
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 6.085%, 3/15/49		87	86,586
Series 2015-GC27, Class A5 3.137%, 2/10/48		1,333	1,358,038
COBALT CMBS Commercial Mortgage Trust Series 2007-C3, Class A4 5.762%, 5/15/46		1,363	1,409,499
Commercial Mortgage Loan Trust Series 2008-LS1, Class A1A 6.095%, 12/10/49		169	177,744
Commercial Mortgage Trust Series 2006-C8, Class A1A 5.292%, 12/10/46		1,214	1,231,604
Series 2006-C8, Class A4 5.306%, 12/10/46		48	48,890
Series 2007-GG9, Class A4 5.444%, 3/10/39		4,063	4,146,684
Series 2013-CR6, Class A2 2.122%, 3/10/46		240	241,703
Series 2013-SFS, Class A1 1.873%, 4/12/35(a)		941	926,635
Credit Suisse Commercial Mortgage Trust Series 2007-C3, Class AM 5.699%, 6/15/39		787	799,238
CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4 3.718%, 8/15/48		1,791	1,911,986
DBUBS Mortgage Trust Series 2011-LC1A, Class E 5.699%, 11/10/46(a)	U.S.$	668	$694,179
Extended Stay America Trust Series 2013-ESH7, Class A17 2.295%, 12/05/31(a)		1,740	1,741,555
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(a)		2,584	2,637,974
GS Mortgage Securities Trust Series 2007-GG10, Class A4 5.794%, 8/10/45		1,008	1,038,578
Series 2013-G1, Class A2 3.557%, 4/10/31(a)		1,499	1,539,386
Series 2013-GC16, Class A2 3.033%, 11/10/46		119	122,432
JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-CB15, Class A4 5.814%, 6/12/43		19	18,973
Series 2006-LDP9, Class AM 5.372%, 5/15/47		672	674,272
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		1,751	1,789,618
Series 2007-LDPX, Class A3 5.42%, 1/15/49		4,573	4,667,073
Series 2010-C2, Class A1 2.749%, 11/15/43(a)		87	86,968
Series 2011-C5, Class D 5.323%, 8/15/46(a)		483	504,071
JPMBB Commercial Mortgage Securities Trust Series 2015-C31, Class A3 3.801%, 8/15/48		1,894	2,042,601
Series 2015-C32, Class C 4.669%, 11/15/48		1,000	853,832
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39		546	535,474
Series 2007-C1, Class AM 5.455%, 2/15/40		515	522,907
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(a)		1,010	1,012,391
Series 2015-3, Class A2 2.729%, 4/20/48(a)		1,270	1,236,627
Merrill Lynch Mortgage Trust Series 2006-C2, Class A1A 5.739%, 8/12/43		1,532	1,539,295
ML-CFC Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49		2,563	2,600,185
Series 2007-9, Class A4 5.70%, 9/12/49		302	313,497
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		1,102	1,143,737

2016 Semi-Annual Report	17

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Series 2012-C4, Class A5 2.85%, 12/10/45	U.S.$	2,192	$2,242,125
UBS-Citigroup Commercial Mortgage Trust Series 2011-C1, Class E 5.888%, 1/10/45(a)		409	441,049
Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A1A 6.009%, 6/15/45		439	439,422
WF-RBS Commercial Mortgage Trust Series 2012-C9, Class D 4.803%, 11/15/45(a)		609	576,578
Series 2013-C14, Class A5 3.337%, 6/15/46		2,326	2,449,201
Series 2013-C15, Class A4 4.153%, 8/15/46		115	127,076
Series 2014-C20, Class A2 3.036%, 5/15/47		1,163	1,205,607

			55,629,350

Non-Agency Floating Rate CMBS–1.5%
Carefree Portfolio Trust Series 2014-CARE, Class A 1.756% (LIBOR 1 Month + 1.32%), 11/15/19(a)(d)		878	874,451
Commercial Mortgage Trust Series 2014-KYO, Class A 1.338% (LIBOR 1 Month + 0.90%), 6/11/27(a)(d)		1,316	1,302,002
Series 2014-SAVA, Class A 1.587% (LIBOR 1 Month + 1.15%), 6/15/34(a)(d)		608	599,476
H/2 Asset Funding NRE Series 2015-1A 2.085%, 6/24/49(a)(d)		1,250	1,241,049
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.356% (LIBOR 1 Month + 0.92%), 6/15/29(a)(d)		1,760	1,718,013
Morgan Stanley Capital I Trust Series 2015-XLF2, Class AFSA 2.286% (LIBOR 1 Month + 1.87%), 8/15/26(a)(d)		518	514,828
Series 2015-XLF2, Class SNMA 2.386% (LIBOR 1 Month + 1.95%), 11/15/26(a)(d)		518	514,578
PFP III Ltd. Series 2014-1, Class A 1.606% (LIBOR 1 Month + 1.17%), 6/14/31(a)(d)		20	19,579
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.491% (LIBOR 1 Month + 1.05%), 4/15/32(a)(d)		536	523,441
Starwood Retail Property Trust Series 2014-STAR, Class A 1.656% (LIBOR 1 Month + 1.22%), 11/15/27(a)(d)	U.S.$	1,159	$1,132,951
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class C 4.471%, 12/15/47(c)		975	903,726

			9,344,094

Agency CMBS–0.1%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K008, Class A2 3.531%, 6/25/20		78	83,587
Series K010, Class A1 3.32%, 7/25/20		62	63,557
Series K011, Class A1 2.917%, 8/25/20		49	50,123
Series K021, Class A1 1.603%, 1/25/22		82	82,513
Series K025, Class A1 1.875%, 4/25/22		120	121,488

			401,268

Total Commercial Mortgage-Backed Securities (cost $66,185,907)			65,374,712

COLLATERALIZED MORTGAGE OBLIGATIONS–5.8%
Risk Share Floating Rate–3.6%
Bellemeade Re Ltd. Series 2015-1A, Class M1 2.933% (LIBOR 1 Month + 2.50%), 7/25/25(d)(f)		643	634,996
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.683% (LIBOR 1 Month + 4.25%), 11/25/23(d)		1,760	1,734,391
Series 2014-DN3, Class M3 4.433% (LIBOR 1 Month + 4.00%), 8/25/24(d)		840	818,932
Series 2014-DN4, Class M3 4.983% (LIBOR 1 Month + 4.55%), 10/25/24(d)		300	298,037
Series 2014-HQ3, Class M3 5.183% (LIBOR 1 Month + 4.75%), 10/25/24(d)		600	603,526
Series 2015-DNA1, Class M3 3.733% (LIBOR 1 Month + 3.30%), 10/25/27(d)		305	287,676
Series 2015-DNA2, Class M2 3.033% (LIBOR 1 Month + 2.60%), 12/25/27(d)		1,772	1,769,970

18	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value
Series 2015-DNA3, Class M3 5.133% (LIBOR 1 Month + 4.70%), 4/25/28(d)	U.S.$	389	$371,036
Series 2015-HQ1, Class M2 2.633% (LIBOR 1 Month + 2.20%), 3/25/25(d)		470	470,754
Series 2015-HQA1, Class M2 3.083% (LIBOR 1 Month + 2.65%), 3/25/28(d)		1,595	1,590,928
Series 2015-HQA2, Class M2 3.233% (LIBOR 1 Month + 2.80%), 5/25/28(d)		545	546,974
Series 2015-HQA2, Class M3 5.233% (LIBOR 1 Month + 4.80%), 5/25/28(d)		331	315,668
Series 2016-DNA1, Class M3 5.983% (LIBOR 1 Month + 5.55%), 7/25/28(d)		598	599,841
Series 2016-HQA1, Class M3 6.791% (LIBOR 1 Month + 6.35%), 9/25/28(d)		549	568,372
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M1 1.633% (LIBOR 1 Month + 1.20%), 7/25/24(d)		389	388,054
Series 2014-C04, Class 1M2 5.333% (LIBOR 1 Month + 4.90%), 11/25/24(d)		903	907,473
Series 2014-C04, Class 2M2 5.433% (LIBOR 1 Month + 5.00%), 11/25/24(d)		340	346,262
Series 2015-C01, Class 1M2 4.733% (LIBOR 1 Month + 4.30%), 2/25/25(d)		730	724,458
Series 2015-C01, Class 2M2 4.983% (LIBOR 1 Month + 4.55%), 2/25/25(d)		678	685,326
Series 2015-C02, Class 2M2 4.433% (LIBOR 1 Month + 4.00%), 5/25/25(d)		775	754,025
Series 2015-C03, Class 1M1 1.933% (LIBOR 1 Month + 1.50%), 7/25/25(d)		626	625,320
Series 2015-C03, Class 1M2 5.433% (LIBOR 1 Month + 5.00%), 7/25/25(d)		1,219	1,218,696
Series 2015-C03, Class 2M2 5.433% (LIBOR 1 Month + 5.00%), 7/25/25(d)		1,250	1,256,874
Series 2015-C04, Class 1M2 6.133% (LIBOR 1 Month + 5.70%), 4/25/28(d)		367	371,295
Series 2015-C04, Class 2M2 5.983% (LIBOR 1 Month + 5.55%), 4/25/28(d)		1,152	1,148,563
Series 2016-C01, Class 1M2 7.183% (LIBOR 1 Month + 6.75%), 8/25/28(d)	U.S.$	826	$881,554
Series 2016-C01, Class 2M2 7.383% (LIBOR 1 Month + 6.95%), 8/25/28(d)		360	383,923
Series 2016-C02, Class 1M2 6.435% (LIBOR 1 Month + 6.00%), 9/25/28(d)		925	943,776
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.683% (LIBOR 1 Month + 4.25%), 11/25/24(d)(f)		245	247,950
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.683% (LIBOR 1 Month + 5.25%), 11/25/25(d)(f)		734	723,896
Series 2015-WF1, Class 2M2 5.933% (LIBOR 1 Month + 5.50%), 11/25/25(d)(f)		208	203,205

			22,421,751

Non-Agency Fixed Rate–1.5%
Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 7/25/35		211	196,938
Series 2005-57CB, Class 4A3 5.50%, 12/25/35		513	460,619
Series 2006-23CB, Class 1A7 6.00%, 8/25/36		325	310,131
Series 2006-24CB, Class A16 5.75%, 6/25/36		936	782,048
Series 2006-28CB, Class A14 6.25%, 10/25/36		641	533,923
Series 2006-J1, Class 1A13 5.50%, 2/25/36		572	507,183
Series 2007-2CB, Class 2A4 5.75%, 3/25/37		478	411,633
Chase Mortgage Finance Trust Series 2007-S5, Class 1A17 6.00%, 7/25/37		269	220,089
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.717%, 5/25/35		549	509,034
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-10, Class 1A8 6.00%, 5/25/36		486	443,644
Series 2006-13, Class 1A18 6.25%, 9/25/36		753	673,884
Series 2006-13, Class 1A19 6.25%, 9/25/36		207	185,234
Series 2007-HYB2, Class 3A1 2.855%, 2/25/47		1,283	1,137,177

2016 Semi-Annual Report	19

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Credit Suisse Mortgage Trust Series 2010-6R, Class 3A2 5.875%, 1/26/38(a)	U.S.$	727	$601,751
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36		880	698,776
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 2.755%, 7/25/36		346	285,442
JP Morgan Mortgage Trust Series 2007-S3, Class 1A8 6.00%, 8/25/37		385	332,892
RBSSP Resecuritization Trust Series 2009-7, Class 10A3 6.00%, 8/26/37(a)		950	813,861
Residential Funding Mortgage Securities I Trust Series 2005-SA3, Class 3A 2.95%, 8/25/35		17	15,513
Wells Fargo Mortgage Backed Securities Trust Series 2007-8, Class 2A5 5.75%, 7/25/37		310	301,253

			9,421,025

Non-Agency Floating Rate–0.7%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.623% (LIBOR 1 Month + 0.19%), 12/25/36(d)		1,799	1,085,125
HomeBanc Mortgage Trust Series 2005-1, Class A1 0.683% (LIBOR 1 Month + 0.25%), 3/25/35(d)		790	665,740
JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-SGP, Class A 2.136% (LIBOR 1 Month + 1.70%), 7/15/36(a)(d)		1,601	1,588,598
RBSSP Resecuritization Trust Series 2010-9, Class 7A6 6.668%, 5/26/37(a)(c)		895	752,251

			4,091,714

Agency Fixed Rate–0.0%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 0.999%, 5/28/35		323	270,063

			270,063

Total Collateralized Mortgage Obligations (cost $36,664,930)			36,204,553

INFLATION-LINKED SECURITIES–4.7%
United States–4.7%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS)	U.S.$	22,305	$22,786,707
0.375%, 7/15/25 (TIPS)		6,642	6,787,326

Total Inflation-Linked Securities (cost $28,772,769)			29,574,033

CORPORATES—NON-INVESTMENT GRADE–2.9%
Financial Institutions–1.4%
Banking–1.3%
Bank of America Corp. Series Z 6.50%, 10/23/24(b)		399	411,848
Barclays Bank PLC 6.86%, 6/15/32(a)(b)		226	259,900
7.75%, 4/10/23		814	854,700
Credit Agricole SA 8.125%, 12/23/25(a)(b)		370	372,238
Credit Suisse Group AG 7.50%, 12/11/23(a)(b)		283	278,047
HBOS Capital Funding LP 4.939%, 5/23/16(b)	EUR	1,828	2,080,081
Intesa Sanpaolo SpA 5.017%, 6/26/24(a)	U.S.$	1,201	1,124,668
Royal Bank of Scotland Group PLC Series U 7.64%, 9/30/17(b)		700	679,875
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(a)		193	204,117
Societe Generale SA 5.922%, 4/05/17(a)(b)		225	222,750
8.00%, 9/29/25(a)(b)		615	596,550
UniCredit Luxembourg Finance SA 6.00%, 10/31/17(a)		1,142	1,178,293

			8,263,067

Finance–0.1%
AerCap Aviation Solutions BV 6.375%, 5/30/17		356	367,125
International Lease Finance Corp. 5.875%, 4/01/19		470	496,438

			863,563

			9,126,630

Industrial–1.2%
Basic–0.1%
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc. 6.50%, 11/15/20		243	194,400

20	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value
Freeport-McMoRan, Inc. 2.375%, 3/15/18	U.S.$	29	$25,665
Novelis, Inc. 8.375%, 12/15/17		143	145,431

			365,496

Capital Goods–0.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.75%, 10/15/20		580	595,225

Communications—Media–0.0%
CSC Holdings LLC 8.625%, 2/15/19		222	244,200

Communications—Telecommunications–0.4%
Numericable-SFR SA 5.375%, 5/15/22(a)	EUR	274	317,241
Sprint Capital Corp. 6.90%, 5/01/19	U.S.$	1,825	1,583,187
Wind Acquisition Finance SA 4.75%, 7/15/20(a)		605	571,725

			2,472,153

Consumer Cyclical—Other–0.2%
International Game Technology PLC 6.25%, 2/15/22(a)		635	645,986
KB Home 4.75%, 5/15/19		552	549,930
MCE Finance Ltd. 5.00%, 2/15/21(a)		418	400,235

			1,596,151

Consumer Non-Cyclical–0.1%
Valeant Pharmaceuticals International, Inc. 6.125%, 4/15/25(a)		715	550,550

Energy–0.2%
Cenovus Energy, Inc. 3.00%, 8/15/22		68	60,459
5.70%, 10/15/19		306	307,077
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		636	418,733
ONEOK, Inc. 4.25%, 2/01/22		54	44,820
SM Energy Co. 6.50%, 1/01/23		72	50,760
Transocean, Inc. 6.50%, 11/15/20		700	490,000

			1,371,849

Technology–0.1%
Advanced Micro Devices, Inc. 6.75%, 3/01/19		510	408,000

			7,603,624

Utility–0.2%
Electric–0.2%
AES Corp./VA 7.375%, 7/01/21	U.S.$	603	$675,360
NRG Energy, Inc. Series WI 6.25%, 5/01/24		457	419,297

			1,094,657

Non Corporate Sectors–0.1%
Agencies—Not Government Guaranteed–0.1%
NOVA Chemicals Corp. 5.25%, 8/01/23(a)		645	630,488

Total Corporates—Non-Investment Grade (cost $19,920,156)			18,455,399

AGENCIES–2.7%
Agency Debentures–2.7%
Federal National Mortgage Association 6.25%, 5/15/29		170	242,457
6.625%, 11/15/30		185	274,937
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		17,342	16,247,598

Total Agencies (cost $15,266,031)			16,764,992

EMERGING MARKETS—TREASURIES–0.7%
Brazil–0.7%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17–1/01/27 (cost $5,518,283)	BRL	19,105	4,658,658

GOVERNMENTS—SOVEREIGN AGENCIES–0.6%
Brazil–0.2%
Petrobras Global Finance BV 5.75%, 1/20/20	U.S.$	1,349	1,171,944

Colombia–0.1%
Ecopetrol SA 5.875%, 5/28/45		533	417,739

Germany–0.0%
Landwirtschaftliche Rentenbank 5.125%, 2/01/17		80	82,803

Israel–0.2%
Israel Electric Corp. Ltd. Series 6 5.00%, 11/12/24(a)		1,117	1,184,578

2016 Semi-Annual Report	21

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
United Kingdom–0.1%
Royal Bank of Scotland Group PLC 7.50%, 8/10/20(b)	U.S.$	940	$874,200

Total Governments—Sovereign Agencies (cost $4,004,204)			3,731,264

LOCAL GOVERNMENTS—MUNICIPAL BONDS–0.5%
United States–0.5%
State of California Series 2010 7.625%, 3/01/40 (cost $2,122,027)		2,025	3,099,019

QUASI-SOVEREIGNS–0.4%
Quasi-Sovereign Bonds–0.4%
Chile–0.3%
Corp Nacional del Cobre de Chile 4.50%, 9/16/25(a)(g)		1,154	1,176,149
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(a)		545	570,191

			1,746,340

Mexico–0.1%
Petroleos Mexicanos 3.50%, 7/18/18–1/30/23		697	699,974

Total Quasi-Sovereigns (cost $2,366,224)			2,446,314

	Shares
PREFERRED STOCKS–0.3%
Financial Institutions–0.3%
Insurance–0.3%
Allstate Corp. (The) 5.10% (cost $1,897,200)		71,003	1,851,048

COMMON STOCKS–0.2%
Financials–0.2%
Insurance–0.2%
Mt Logan Re Ltd. (Preference Shares)(h)(i)(j) (cost $1,000,000)		1,000	1,012,190

EMERGING MARKETS—CORPORATE BONDS–0.1%
Industrial–0.1%
Capital Goods–0.1%
Odebrecht Finance Ltd. 5.25%, 6/27/29(a)	U.S.$	1,056	$452,760

Communications—Telecommunications–0.0%
Comcel Trust via Comunicaciones Celulares SA 6.875%, 2/06/24(a)		355	331,925

Total Emerging Markets—Corporate Bonds (cost $1,405,734)			784,685

GOVERNMENTS—SOVEREIGN BONDS–0.1%
Mexico–0.1%
Mexico Government International Bond Series E 5.95%, 3/19/19 (cost $448,580)		404	450,460

SUPRANATIONALS–0.0%
Supranational–0.0%
Asian Development Bank 5.50%, 6/27/16		45	45,497
Inter-American Development Bank 5.125%, 9/13/16		50	51,012
International Bank for Reconstruction & Development 9.25%, 7/15/17		30	33,177
Nordic Investment Bank Series G 5.00%, 2/01/17		100	103,467

Total Supranationals (cost $232,913)			233,153

	Shares
SHORT-TERM INVESTMENTS–6.0%
Investment Companies–6.0%
AB Fixed Income Shares, Inc.– Government STIF Portfolio, 0.42%(k)(l) (cost $37,494,115)		37,494,115	37,494,115

Total Investments—105.9% (cost $658,842,612)			665,896,492

Other assets less liabilities—(5.9)%			(37,207,942)

Net Assets—100.0%			$628,688,550

22	Sanford C. Bernstein Fund II, Inc.

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2016	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
10 Yr Canadian Bond Futures	60	June 2016	$6,555,948	$6,517,652	$(38,296)
U.S. T-Note 2 Yr (CBT) Futures	193	June 2016	42,211,546	42,218,750	7,204
U.S. T-Note 5 Yr (CBT) Futures	657	June 2016	79,298,490	79,604,789	306,299
U.S. Ultra Bond (CBT) Futures	255	June 2016	44,316,165	43,995,469	(320,696)

Sold Contracts
Euro-BOBL Futures	149	June 2016	22,302,883	22,227,621	75,262
U.S. T-Note 10 Yr (CBT) Futures	75	June 2016	9,666,675	9,779,297	(112,622)

					$(82,849)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

BNP Paribas SA	SEK	16,251	USD	1,981	4/06/16	$(20,759)
BNP Paribas SA	USD	4,282	NOK	36,994	4/06/16	189,098
BNP Paribas SA	USD	2,083	EUR	1,841	5/13/16	14,691
Goldman Sachs Bank USA	BRL	5,530	USD	1,554	4/04/16	15,883
Goldman Sachs Bank USA	BRL	14,162	USD	3,811	4/04/16	(127,931)
Goldman Sachs Bank USA	USD	1,388	BRL	5,530	4/04/16	150,296
Goldman Sachs Bank USA	USD	3,979	BRL	14,162	4/04/16	(40,672)
Goldman Sachs Bank USA	SEK	20,602	USD	2,508	4/06/16	(30,109)
Goldman Sachs Bank USA	USD	2,633	EUR	2,334	5/13/16	26,840
Goldman Sachs Bank USA	BRL	8,726	USD	1,897	1/04/17	(350,360)
HSBC Bank USA	USD	2,174	MXN	39,594	4/14/16	115,162
JPMorgan Chase Bank	NOK	36,985	SEK	36,825	4/06/16	66,803
JPMorgan Chase Bank	CAD	4,225	USD	3,150	4/08/16	(103,330)
JPMorgan Chase Bank	GBP	2,743	USD	3,924	5/12/16	(16,150)
JPMorgan Chase Bank	EUR	2,564	USD	2,846	5/13/16	(73,934)
Morgan Stanley & Co., Inc.	EUR	1,453	USD	1,603	5/13/16	(51,766)
Standard Chartered Bank	BRL	8,632	USD	2,425	4/04/16	24,790
Standard Chartered Bank	USD	2,390	BRL	8,632	4/04/16	10,867
Standard Chartered Bank	SGD	6,615	USD	4,686	4/08/16	(222,335)
Standard Chartered Bank	JPY	294,710	USD	2,619	4/20/16	(437)
Standard Chartered Bank	BRL	8,632	USD	2,374	5/03/16	(7,611)
Standard Chartered Bank	TWD	151,121	USD	4,641	5/20/16	(60,942)
State Street Bank & Trust Co.	JPY	814,100	USD	7,158	4/20/16	(79,479)
State Street Bank & Trust Co.	EUR	2,051	USD	2,230	5/13/16	(106,842)

						$(678,227)

2016 Semi-Annual Report	23

Schedule of Investments (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)
Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2016	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)

Buy Contracts
Morgan Stanley & Co., LLC/(INTRCONX)
CDX-NAIG Series 22, 5 Year Index, 6/20/19*	(1.00)%	0.74%	$21,840	$(186,057)	$12,751

* Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
				Rate Type
Clearing Broker/(Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)

Citigroup Global Markets, Inc./(CME Group)	CAD	30,000	3/10/17	0.973%	3 Month CDOR	$ (22,099)
Citigroup Global Markets, Inc./(CME Group)	AUD	39,740	3/11/17	2.140%	3 Month BBSW	17,207
Citigroup Global Markets, Inc./(CME Group)	CAD	28,300	6/05/17	1.054%	3 Month CDOR	(59,119)
Citigroup Global Markets, Inc./(CME Group)	GBP	10,300	6/05/20	6 Month LIBOR	1.651%	479,278
Citigroup Global Markets, Inc./(CME Group)	AUD	6,050	3/11/25	6 Month BBSW	2.973%	138,776
Citigroup Global Markets, Inc./(CME Group)	NZD	6,500	6/09/25	3 Month BKBM	4.068%	464,490
Citigroup Global Markets, Inc./(CME Group)	AUD	3,860	6/09/25	6 Month BBSW	3.384%	197,209
Morgan Stanley & Co., LLC/(CME Group)	NZD	55,760	6/09/17	3.366%	3 Month BKBM	(840,230)
Morgan Stanley & Co., LLC/(CME Group)	AUD	35,600	6/09/17	2.218%	3 Month BBSW	(15,235)
Morgan Stanley & Co., LLC/(CME Group)		20,680	10/30/17	1.915%	3 Month BBSW	60,748
Morgan Stanley & Co., LLC/(CME Group)		10,250	11/10/25	2.256%	3 Month LIBOR	(675,948)
Morgan Stanley & Co., LLC/(CME Group)	GBP	960	6/05/45	2.396%	6 Month LIBOR	(257,204)

						$ (512,127)

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)

Buy Contracts
Citibank, NA
Advanced Micro Devices, Inc., 7.75%, 8/01/20, 3/20/19*	(5.00)%	9.62%	$510	$59,296	$27,075	$32,221
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)	10.06	850	110,892	(33,628)	144,520
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)	10.06	975	127,199	(39,997)	167,196

24	Sanford C. Bernstein Fund II, Inc.

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)

Sale Contracts
Credit Suisse International
Anadarko Petroleum Corp., 5.95%, 9/15/16, 9/20/17*	1.00%	1.47%	$3,000	$(27,372)	$(31,049)	$3,677
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	0.89	124	466	(969)	1,435
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	0.89	210	792	(1,831)	2,623
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	0.89	85	320	(742)	1,062
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	0.89	86	321	(745)	1,066

				$271,914	$(81,886)	$353,800

* Termination date

INTEREST RATE SWAPS (see Note 3)
			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	$ 11,590	1/30/17	1.059%	3 Month LIBOR	$ (40,173)

REVERSE REPURCHASE AGREEMENTS (see Note 3)
Broker	Interest Rate		Maturity	U.S. $ Value at March 31, 2016
Credit Suisse Securities (USA) LLC+	(1.50	)%*	—	$1,164,035

+ The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on March 31, 2016

* Interest payment due from counterparty.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements in relation to the reverse repurchase agreements on the statements of assets and liabilities is as follows:

REMAINING CONTRACTED MATURITY OF THE AGREEMENTS

REVERSE REPURCHASE AGREEMENTS
	Overnight and Continuous	Up to 30 Days	31-90 Days	Greater than 90 Days	Total
Quasi-Sovereigns	$ 1,164,035	$ 0	$ 0	$ 0	$ 1,164,035

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2016, the aggregate market value of these securities amounted to $104,604,348 or 16.6% of net assets.
(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(c)	Variable rate coupon, rate shown as of March 31, 2016.
(d)	Floating Rate Security. Stated interest rate was in effect at March 31, 2016.
(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.29% of net assets as of March 31, 2016, are considered illiquid and restricted.

2016 Semi-Annual Report	25

Schedule of Investments (continued)

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Bellemeade Re Ltd. Series 2015-1A, Class M1 2.933%, 7/25/25	7/27/15	$642,855	$634,996	0.10%
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.683%, 11/25/24	11/06/15	241,440	247,950	0.04%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.683%, 11/25/25	9/28/15	733,572	723,896	0.12%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 5.933%, 11/25/25	9/28/15	207,636	203,205	0.03%

(g)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.
(h)	Effective prepayment date of April 2017.
(i)	The security is subject to a 12 month lock-up period, after which semi-annual redemptions are permitted.
(j)	Restricted and illiquid security.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd. (Preference Shares)	12/30/14	$ 1,000,000	$1,012,190	0.16%

(k)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(l)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

SGD—Singapore Dollar

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

BA—Banker’s Acceptance

BBSW—Bank Bill Swap Reference Rate (Australia)

BKBM—Bank Bill Benchmark (New Zealand)

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

CDOR—Canadian Dealer Offered Rate

CDX-NAIG—North American Investment Grade Credit Default Swap Index

CMBS—Commercial Mortgage-Backed Securities

CME—Chicago Mercantile Exchange

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corporation

INTRCONX—Inter-Continental Exchange

LIBOR—London Interbank Offered Rates

NIBOR—Norwegian Interbank Offered Rate

REIT—Real Estate Investment Trust

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

USTMMR—U.S. Treasury Money Market Rate

See notes to financial statements.

26	Sanford C. Bernstein Fund II, Inc.

Statement of Assets and Liabilities—March 31, 2016 (Unaudited)

INTERMEDIATE DURATION INSTITUTIONAL
ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $621,348,497)	$628,402,377
Affiliated issuers (cost $37,494,115)	37,494,115
Foreign currencies, at value (cost $and $9,744,727)	9,862,309
Cash collateral due from broker	3,130,126
Receivables:
Interest & dividends	3,276,967
Investment securities sold	11,573,638
Margin due from broker on exchange-traded derivatives	401,347
Upfront premium paid on credit default swaps	27,075
Unrealized appreciation of credit default swaps	353,800
Unrealized appreciation of forward currency exchange contracts	614,430

Total assets	695,136,184

LIABILITIES
Due to custodian	3,133,035
Reverse repurchase agreements	1,164,035
Payables:
Dividends to shareholders	559,774
Investment securities purchased	59,544,739
Capital shares redeemed	226,462
Advisory fee	189,324
Margin owed to broker on exchange-traded derivatives	34,894
Administrative fee	12,687
Transfer Agent fee	1,515
Accrued expenses	139,378
Unrealized depreciation of interest rate swaps	40,173
Unrealized depreciation of forward currency exchange contracts	1,292,657
Upfront premium received on credit default swaps	108,961

Total liabilities	66,447,634

NET ASSETS	$628,688,550

SHARES OF CAPITAL STOCK OUTSTANDING	41,325,497

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$15.21

NET ASSETS CONSIST OF:
Capital stock, at par*	$41,325
Additional paid-in capital	617,842,348
Distributions in excess of net investment income	(925,786)
Accumulated net realized gain on investment and foreign currency transactions	5,498,122
Net unrealized appreciation/depreciation of:
Investments, futures and swap transactions	6,785,282
Foreign currency denominated assets and liabilities	(552,741)

$628,688,550

* The Sanford C. Bernstein Fund II, Inc., has authorized 18 billion shares of common stock with par value of $.001 per share.

See Notes to Financial Statements.

2016 Semi-Annual Report	27

Statement of Operations—for the six months ended March 31, 2016 (Unaudited)

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$9,583,651
Dividends
Unaffiliated issuers	118,287
Affiliated issuers	32,488

Total income	9,734,426

Expenses:
Advisory fee (see Note 2A)	1,530,100
Custodian fee	111,767
Transfer Agent fee	9,026
Auditing and tax fees	43,583
Legal fees	27,702
Administrative	27,019
Registration fees	13,931
Printing fees	11,172
Directors’ fees and expenses	9,827
Miscellaneous	17,459

Total expenses	1,801,586
Less: expenses waived and reimbursed by the Adviser (see Note 2A)	(422,992)

Net expenses	1,378,594

Net investment income	8,355,832

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	1,881,874
Futures	1,971,898
Options written	18,552
Swaps	591,733
Foreign currency transactions	1,051,463

Net realized gain on investment and foreign currency transactions	5,515,520

Net change in unrealized appreciation/depreciation of:
Investments	2,433,267
Futures	432,510
Swaps	(681,717)
Foreign currency denominated assets and liabilities and other assets	(890,094)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	1,293,966

Net realized and unrealized gain on investment and foreign currency transactions	6,809,486

Net increase in net assets resulting from operations	$15,165,318

See Notes to Financial Statements.

28	Sanford C. Bernstein Fund II, Inc.

Statement of Changes in Net Assets

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$8,355,832	$16,512,106
Net realized gain on investment and foreign currency transactions	5,515,520	11,590,525
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets	1,293,966	(11,609,191)

Net increase in net assets resulting from operations	15,165,318	16,493,440

Dividends and distributions to shareholders:
Dividends from net investment income	(11,884,574)	(18,976,374)
Distributions from net realized gain on investment transactions	(6,049,957)	(16,275,788)

Total dividends and distributions to shareholders	(17,934,531)	(35,252,162)

Capital-share transactions:
Net proceeds from sales of shares	107,083,044	105,472,220
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	15,860,098	31,087,927

Total proceeds from shares sold	122,943,142	136,560,147
Cost of shares redeemed	(106,450,737)	(136,867,705)

Net increase (decrease) in net assets from capital-share transactions	16,492,405	(307,558)

Net increase (decrease) in net assets	13,723,192	(19,066,280)

NET ASSETS:
Beginning of period	614,965,358	634,031,638

End of period (a)	$628,688,550	$614,965,358

(a) Includes (distributions in excess of net investment income)/undistributed net investment income of:	$(925,786)	$2,602,956

See Notes to Financial Statements.

2016 Semi-Annual Report	29

Financial Highlights

Selected per-share data and ratios for a share of capital stock outstanding for the Portfolio for each of the periods presented:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)		YEAR ENDED 9/30/15		YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12		YEAR ENDED 9/30/11
Net asset value, beginning of period	$15.29		$15.77		$15.52	$16.39	$16.17		$16.08

Income from investment operations
Investment income, net†	0.21		0.40		0.48	0.43	0.41		0.57
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.16		0.00	(a)	0.31	(0.70)	0.47	*	0.25
Contributions from Affiliates	0		0		0	0	0.01	*	0

Total from investment operations	0.37		0.40		0.79	(0.27)	0.89		0.82

Less dividends and distributions:
Dividends from net investment income	(0.30)		(0.47)		(0.45)	(0.50)	(0.43)		(0.58)
Dividends from net realized gain on investment transactions	(0.15)		(0.41)		(0.09)	(0.10)	(0.24)		(0.15)

Total dividends and distributions	(0.45)		(0.88)		(0.54)	(0.60)	(0.67)		(0.73)

Net asset value, end of period	$15.21		$15.29		$15.77	$15.52	$16.39		$16.17

Total return (b)	2.47%		2.60%		5.21%	(1.67)% **	5.70%	#	5.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$628,689		$614,965		$634,032	$732,790	$1,105,227		$1,207,593
Average net assets (000 omitted)	$612,040		$632,506		$707,180	$970,083	$1,146,019		$1,143,740
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.45%	***	0.45%	+	0.45%	0.45%	0.45%		0.45%
Expenses, before waivers/reimbursements	0.59%	***	0.58%	+	0.58%	0.55%	0.54%		0.54%
Net investment income	2.73%	***	2.61%	+	3.08%	2.67%	2.54%		3.61%
Portfolio turnover rate	66%		266%		260%	193%	136%		121%

†	Based on average shares outstanding.
*	Amount reclassified from realized gain (loss) on investment transactions.
**	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended September 30, 2013 by 0.01%.
#	Includes the Adviser’s reimbursement in respect of the Lehman Bankruptcy Claim which contributed to the Portfolio’s performance by 0.08 % for the year ended September 30, 2012, (see Note 5).
***	Annualized.
+	The ratio includes expenses attributable to costs of proxy solicitation.
(a)	Amount is less than $0.005.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

See Notes to Financial Statements.

30	Sanford C. Bernstein Fund II, Inc.

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund II, Inc. (the “Fund”) is a managed open-end registered investment company incorporated in Maryland on February 7, 2002. The Fund, currently comprises one portfolio, the Intermediate Duration Institutional Portfolio (the “Portfolio”). The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those based

2016 Semi-Annual Report	31

Notes to Financial Statements (continued)

on their market values as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

32	Sanford C. Bernstein Fund II, Inc.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of March 31, 2016:

INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporates—Investment Grade	$0	$158,089,061	$0	$158,089,061
Mortgage Pass-Throughs	0	128,646,725	0	128,646,725
Asset-Backed Securities	0	84,074,463	7,204,532	91,278,995
Governments—Treasuries	0	65,747,116	0	65,747,116
Commercial Mortgage-Backed Securities	0	56,655,770	8,718,942	65,374,712
Collateralized Mortgage Obligations	0	1,858,661	34,345,892	36,204,553
Inflation-Linked Securities	0	29,574,033	0	29,574,033
Corporates—Non-Investment Grade	0	18,455,399	0	18,455,399
Agencies	0	16,764,992	0	16,764,992
Emerging Markets—Treasuries	0	4,658,658	0	4,658,658
Governments—Sovereign Agencies	0	3,731,264	0	3,731,264
Local Governments—Municipal Bonds	0	3,099,019	0	3,099,019
Quasi-Sovereigns	0	2,446,314	0	2,446,314
Preferred Stocks	1,851,048	0	0	1,851,048
Common Stocks	0	0	1,012,190	1,012,190
Emerging Markets—Corporate Bonds	0	784,685	0	784,685
Governments—Sovereign Bonds	0	450,460	0	450,460
Supranationals	0	233,153	0	233,153
Short-Term Investments	37,494,115	0	0	37,494,115
Total Investments in Securities	39,345,163	575,269,773	51,281,556	665,896,492
Other Financial Instruments(a):
Assets:
Futures	388,765	0	0	388,765	(b)
Forward Currency Exchange Contracts	0	614,430	0	614,430
Centrally Cleared Credit Default Swaps	0	12,751	0	12,751	(b)
Centrally Cleared Interest Rate Swaps	0	1,357,708	0	1,357,708	(b)
Credit Default Swaps	0	353,800	0	353,800
Liabilities:
Futures	(471,614)	0	0	(471,614	)(b)
Forward Currency Exchange Contracts	0	(1,292,657)	0	(1,292,657)
Centrally Cleared Interest Rate Swaps	0	(1,869,835)	0	(1,869,835	)(b)
Interest Rate Swaps	0	(40,173)	0	(40,173)
Total(c)	$39,262,314	$574,405,797	$51,281,556	$664,949,667

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

(b)	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(c)	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

2016 Semi-Annual Report	33

Notes to Financial Statements (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	ASSET- BACKED SECURITIES	COMMERCIAL MORTGAGE- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS
Balance as of 9/30/15	$7,402,410	$7,798,639	$29,222,131
Accrued discounts/(premiums)	5,837	(6,700)	47,006
Realized gain (loss)	(65,933)	(131,991)	(52,722)
Change in unrealized appreciation/depreciation	48,895	(221,636)	(182,461)
Purchases/Payups	4,239,426	2,772,017	7,179,280
Sales/Paydowns	(4,426,103)	(1,491,387)	(2,814,442)
Transfers in to Level 3	0	0	947,100
Transfers out of Level 3	0	0	0

Balance as of 3/31/16	$7,204,532	$8,718,942	$34,345,892

Net change in unrealized appreciation/depreciation from investments held as of 3/31/16(a)	$(6,612)	$(261,275)	$(160,315)

	COMMON STOCKS	TOTAL
Balance as of 9/30/15	$1,050,321	$45,473,501
Accrued discounts/(premiums)	0	46,143
Realized gain (loss)	0	(250,646)
Change in unrealized appreciation/depreciation	(38,131)	(393,333)
Purchases/Payups	0	14,190,723
Sales/Paydowns	0	(8,731,932)
Transfers in to Level 3	0	947,100
Transfers out of Level 3	0	0

Balance as of 3/31/16	$1,012,190	$51,281,556 (b)

Net change in unrealized appreciation/depreciation from investments held as of 3/31/16(a)	$(38,131)	$(466,333)

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(b)	There were de minimis transfers under 1% of net assets during the reporting period.

As of March 31, 2016, all Level 3 securities were priced i) at net asset value or ii) by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and

34	Sanford C. Bernstein Fund II, Inc.

the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C.	Foreign Currency Translation

The accounting records of the Portfolio are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolio does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Portfolio does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

2016 Semi-Annual Report	35

Notes to Financial Statements (continued)

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly.

Distributions of net realized gains, less any available loss carryforwards, if any, for the Portfolio will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

H.	Repurchase Agreements

It is the Portfolio’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Advisory Fee

Under the Advisory Agreement between the Fund and the Adviser, the Adviser manages the investment of the Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolio pays the Adviser an advisory fee at an annual rate of 0.50% of the average daily net assets of the Portfolio for the first $1 billion and 0.45% thereafter. Pursuant to an Expense Limitation Agreement, during the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Portfolio for a portion of its expenses to the extent necessary to limit the Portfolio’s expenses to 0.45%. This waiver extends through January 28, 2017 and may be extended by the Adviser for additional one-year terms. For the six months ended March 31, 2016, the aggregate amount of such fee waiver was $422,992.

B.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of the Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

C.	Investments and other transactions with Affiliated Issuers

The Portfolio may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio, prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF

36	Sanford C. Bernstein Fund II, Inc.

Portfolio paid no investment management fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), will have a contractual investment management fee rate of .20% and will continue to bear its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser will waive its investment management fee from the Fund in an amount equal to Government Money Market Portfolio’s effective management fee. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended March 31, 2016, is as follows:

MARKET VALUE SEPTEMBER 30, 2015 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE MARCH 31, 2016 (000)	DIVIDEND INCOME (000)
$34,387	$233,413	$230,306	$37,494	$32

Brokerage commissions paid on investment transactions for the six months ended March 31, 2016 amounted to $9,753, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser.

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the six months ended March 31, 2016, the Portfolio had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

	PURCHASES	SALES
Investment securities (excluding U.S. government securities)	$45,605,055	$43,733,963
U.S. government securities	440,037,659	415,426,338

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Gross unrealized appreciation	$15,370,617
Gross unrealized depreciation	(8,316,737)

Net unrealized appreciation	$7,053,880

B.	Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known

2016 Semi-Annual Report	37

Notes to Financial Statements (continued)

as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2016, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended March 31, 2016, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

38	Sanford C. Bernstein Fund II, Inc.

During the six months ended March 31, 2016, the Portfolio held written options for hedging purposes.

For the six months ended March 31, 2016, the Portfolio had the following transactions in written options:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options written outstanding as of 09/30/15	0	$0
Options written	541,708,000	42,427
Options assigned	(533,838,000)	(23,815)
Options expired	(7,870,000)	(18,612)
Options bought back	0	0
Options exercised	0	0

Options written outstanding as of 03/31/16	0	$0

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide

2016 Semi-Annual Report	39

Notes to Financial Statements (continued)

initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended March 31, 2016, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the six months ended March 31, 2016, the Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit

40	Sanford C. Bernstein Fund II, Inc.

spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

As of March 31, 2016, the Portfolio had no Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

During the six months ended March 31, 2016, the Portfolio held credit default swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At March 31, 2016, the Portfolio had entered into the following derivatives:

	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$1,746,473	*	Receivable/Payable for variation margin on exchange-traded derivatives	$2,341,449	*
Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	12,751	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	614,430		Unrealized depreciation on forward currency exchange contracts	1,292,657
Interest rate contracts				Unrealized depreciation on interest rate swaps	40,173
Credit contracts	Unrealized appreciation on credit default swaps	353,800
Total		$2,727,454			$3,674,279

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

2016 Semi-Annual Report	41

Notes to Financial Statements (continued)

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2016:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$1,971,898	$432,510
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(554,018)	(565,005)
Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	18,552	0
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	691,258	(639,442)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(99,525)	(42,275)
Total		$2,028,165	$(814,212)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended March 31, 2016:

Futures:
Average original value of buy contracts	$136,812,500
Average original value of sale contracts	$33,095,045

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$15,230,313
Average principal amount of sale contracts	$56,274,059

Interest Rate Swaps:
Average notional amount	$11,590,000

Inflation Swaps:
Average notional amount	$16,580,000

Centrally Cleared Interest Rate Swaps:
Average notional amount	$184,571,711

Credit Default Swaps:
Average notional amount of buy contracts	$17,935,000
Average notional amount of sale contracts	$3,505,000

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$21,840,000	(a)

(a)	Positions were open for one month during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

42	Sanford C. Bernstein Fund II, Inc.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of March 31, 2016:

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
Exchange-Traded Derivatives:
Morgan Stanley & Co., Inc./ Morgan Stanley & Co., LLC**	$401,347	$(34,894)	$0	$0	$366,453

Total	$401,347	$(34,894)	$0	$0	$366,453

OTC Derivatives:
BNP Paribas SA	$203,789	$(20,759)	$0	$0	$183,030
Citibank, NA	297,387	0	0	(297,387)	0
Credit Suisse International	1,899	(1,899)	0	0	0
Goldman Sachs Bank USA	193,019	(193,019)	0	0	0
HSBC Bank USA	115,162	0	0	0	115,162
JPMorgan Chase Bank/JPMorgan Chase Bank, NA	66,803	(66,803)	0	0	0
Standard Chartered Bank	35,657	(35,657)	0	0	0

Total	$913,716	$(318,137)	$0	$(297,387)	$298,192	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Exchange-Traded Derivatives:
Morgan Stanley & Co., Inc./ Morgan Stanley & Co., LLC**	$34,894	$(34,894)	$0	$0	$0

Total	$34,894	$(34,894)	$0	$0	$0

OTC Derivatives:
BNP Paribas SA	$20,759	$(20,759)	$0	$0	$0
Credit Suisse International	27,372	(1,899)	0	0	25,473
Goldman Sachs Bank USA	549,072	(193,019)	0	0	356,053
JPMorgan Chase Bank/JPMorgan Chase Bank, NA	233,587	(66,803)	0	(166,784)	0
Morgan Stanley & Co., Inc.	51,766	0	0	0	51,766
Standard Chartered Bank	291,325	(35,657)	0	0	255,668
State Street Bank & Trust Co.	186,321	0	0	0	186,321

Total	$1,360,202	$(318,137)	$0	$(166,784)	$875,281	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at March 31, 2016.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2016 Semi-Annual Report	43

Notes to Financial Statements (continued)

C.	Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended March 31, 2016, the Portfolio earned drop income of $454,842 which is included in interest income in the accompanying statement of operations.

E.	Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Portfolio is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio in the event of a default. In the event of a default by a MRA counterparty, the Portfolio may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended March 31, 2016, the average amount of reverse repurchase agreements outstanding was $2,185,277 and the daily weighted average interest rate was (0.99)%. During the period, the Portfolio received net interest payment from counterparties. At March 31, 2016, the Portfolio had reverse repurchase agreements outstanding in the amount of $1,164,035 as reported on the statement of assets and liabilities.

The following table presents the Portfolio’s RVP liabilities by counterparty net of the related collateral pledged by the Portfolio as of March 31, 2016:

COUNTERPARTY	RVP ASSET SUBJECT TO A MRA	SECURITIES COLLATERAL RECEIVED†*	NET AMOUNT OF RVP ASSETS
Credit Suisse Securities (USA) LLC	$1,164,035	$1,164,035	$0

Total	$1,164,035	$1,164,035	$0

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

44	Sanford C. Bernstein Fund II, Inc.

NOTE 4.	Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2016 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2015 and September 30, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$25,341,735	$22,951,349
Net long-term capital gains	9,910,427	1,711,672

Total distributions paid	$35,252,162	$24,663,021

As of September 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	ACCUMULATED CAPITAL AND OTHER GAINS (LOSSES)(a)	UNREALIZED APPRECIATION/ (DEPRECIATION)(b)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(c)
$4,136,962	$4,632,459	$(64,972)	$5,335,180	$14,039,629

(a)	For the year ended September 30, 2015, the Portfolio elected to defer $64,972 of straddle losses.

(b)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2015, the Portfolio did not have any capital loss carryforwards.

NOTE 5.	Risks Involved in Investing in the Portfolio

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. The Portfolio’s may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds that invest largely in fixed-income securities.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

2016 Semi-Annual Report	45

Notes to Financial Statements (continued)

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

Emerging Market Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty.

Derivatives Risk—The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolio. If the rule goes into effect, it could limit the ability of the Portfolio to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

Mortgage-Related Securities Risk—Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

46	Sanford C. Bernstein Fund II, Inc.

Subordination Risk—The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk—The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign stocks and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

Lower-Rated Securities Risk—Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Portfolio Turnover Risk—The Portfolio’s investment strategies may result in high portfolio turnover. The Portfolio generally buys portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Portfolio may engage in active short-term trading to seek short-term profits during periods of fluctuating interest rates or for other reasons. This trading may increase the Portfolio’s rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolio and its shareholders.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

2016 Semi-Annual Report	47

Notes to Financial Statements (continued)

NOTE 6.	Capital-Share Transactions

Share transactions for the six months ended March 31, 2016 and the year ended September 30, 2015, were as follows:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15
Shares sold	7,125,187	6,787,433	$107,083,044	$105,472,220
Shares issued to shareholders on reinvestment of dividends and distributions	1,057,623	2,012,841	15,860,098	31,087,927
Shares redeemed	(7,078,652)	(8,787,710)	(106,450,737)	(136,867,705)

Net increase	1,104,158	12,564	16,492,405	(307,558)
Beginning of period	40,221,339	40,208,775	601,391,268	601,698,826

End of period	41,325,497	40,221,339	$617,883,673	$601,391,268

NOTE 7.	Line of Credit

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended March 31, 2016.

NOTE 8.	New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE 9.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

48	Sanford C. Bernstein Fund II, Inc.

Sanford C. Bernstein Fund II, Inc.

BOARD OF DIRECTORS

Marshall C. Turner, Jr.*

Chairman

John H. Dobkin*

Director

Michael J. Downey*

Director

William H. Foulk, Jr.*

Director

D. James Guzy*

Director

Nancy P. Jacklin*

Director

Robert M. Keith

President and Chief Executive Officer

Garry L. Moody*

Director

Earl D. Weiner*

Director

OFFICERS

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Paul J. DeNoon**

Vice President

Shawn E. Keegan**

Vice President

Michael S. Canter**

Vice President

Douglas J. Peebles**

Vice President

Greg J. Wilensky**

Vice President

Emilie D. Wrapp

Secretary

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Vincent S. Noto

Chief Compliance Officer

Stephen M. Woetzel

Controller

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

5 Times Square

New York, New York 10036

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT AND TRANSFER AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, Massachusetts 02210

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

* Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

** The day-to-day management of, and investment decisions for, Sanford C. Bernstein Fund II, Inc.’s portfolio are made by the U.S. Investment Grade: Core Fixed Income Team. Messrs. DeNoon, Keegan, Peebles, Canter and Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

2016 Semi-Annual Report	49

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of Sanford C. Bernstein II, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of Bernstein Intermediate Duration Institutional Portfolio, the Fund’s sole portfolio, at a meeting held on November 3-5, 2015.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2013 and 2014 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is

50	Sanford C. Bernstein Fund II, Inc.

affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund. The directors noted that shares of the Fund are distributed exclusively through a subsidiary of the Adviser, and that such subsidiary receives fees from its clients in connection with its services. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2015 meeting, the directors reviewed information prepared by Broadridge showing the performance of the Fund as compared with that of a group of similar funds selected by Broadridge (the “Performance Group”) and as compared with that of a broader array of funds selected by Broadridge (the “Performance Universe”), and information prepared by the Adviser showing performance of the Fund as compared with the Barclays U.S. Aggregate Bond Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2015 and (in the case of comparisons with the Index) the period since inception (May 2002 inception). The directors noted that the Fund was in the 2nd quintile of the Performance Group and 1st quintile of the Performance Universe for the 1-year period, in the 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 3-year period, and in the 3rd quintile of the Performance Group and the Performance Universe for the 5- and 10-year periods. The Fund outperformed the Index in all periods except the 1-year period. Based on their review, the directors concluded that the Fund’s performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Fund’s current size, its contractual effective advisory fee rate of 50 basis points was about the same as the Expense Group median.

The directors also considered the fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Fund’s fee schedule started at the same fee rate and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to the Fund’s net assets would result in a fee rate lower than the rate at the same asset level provided in the Fund’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations. The directors also noted that the Adviser advises another AB Fund with a similar investment style and that the fee schedule for the other AB Fund had lower breakpoints than the fee schedule in the Fund’s Advisory Agreement. The directors also noted that application of such fee schedule to the level of assets of the Fund would result in the same fee rate as that in the Fund’s Advisory Agreement.

2016 Semi-Annual Report	51

Information Regarding the Review and Approval of the Fund’s Advisory Agreement (continued)

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Broadridge: an Expense Group and an Expense Universe. Broadridge described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group than the Expense Group, consisting of all “no load” funds in the Fund’s investment classification/objective. The expense ratio of the Fund was based on the Fund’s latest fiscal year. The expense ratio of the Fund reflected fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely the expense ratios of some of the other funds in the Fund’s Broadridge category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The directors noted that the Fund’s total expense ratio, giving effect to a cap by the Adviser, was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains a breakpoint that reduces the Fund’s fee rate on assets above a specified level. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors had also requested and received from the Adviser certain updates on economies of scale at the May 2015 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed the breakpoint in the future.

52	Sanford C. Bernstein Fund II, Inc.

The Following Is Not Part of the Shareholder Report or the Financial Statements

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund II, Inc.—Intermediate Duration Institutional Portfolio (the “Fund”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAP & RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.4 Also shown are the Fund’s net assets on September 30, 2015.

FUND	ADVISORY FEE BASED ON % OF AVERAGE DAILY NET ASSETS	NET ASSETS 09/30/15 ($MM)
Intermediate Duration Institutional Portfolio[5]	0.50% on 1st 1 billion 0.45% on the balance	$615.4

1 The information in the fee evaluation was completed on October 22, 2015 and discussed with the Board of Directors on November 3-5, 2015.

2 Future references to the Fund do not include “Sanford C. Bernstein Fund II, Inc.”

3 Jones v. Harris at 1427.

4 Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG. The Fund was not affected by the Adviser’s agreement with the NYAG since the Fund’s fee schedule already had lower breakpoints than the NYAG regulated fee schedule for AB Mutual Funds with a category of “High Income.”

5 The Fund has an expense cap of 0.45%, which effectively reduces the advisory fee.

2016 Semi-Annual Report	53

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

The Adviser has agreed to waive that portion of its advisory fees and/or reimburse the Fund for that portion of the Fund’s total operating expenses to the degree necessary to limit the Fund’s expense ratio to the amount set forth below for the Fund’s current fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to the Fund’s prospectus update. In addition, set forth below is the gross expense ratio of the Fund, annualized for the most recent semi-annual period:6

FUND	EXPENSE CAP PURSUANT TO EXPENSE LIMITATION UNDERTAKING	GROSS EXPENSE RATIO (3/31/15)[7]	FISCAL YEAR END
Intermediate Duration Institutional Portfolio	0.45%	0.59%	September 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

6 Semi-annual total expense ratios are unaudited.

7 Annualized.

54	Sanford C. Bernstein Fund II, Inc.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.8 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AB Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on September 30, 2015 net assets:9

FUND	NET ASSETS 9/30/15 ($MM)	AB INSTITUTIONAL FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE (%)	FUND ADVISORY FEE (%)
Intermediate Duration	$615.4	U.S. Strategic Core Plus	0.215%	0.500%
Institutional Portfolio		0.50% on 1st $30 million 0.20% on the balance Minimum account size: $25m

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The Intermediate Duration Portfolio of SCB Fund has a similar investment style as the Fund, and its advisory fee schedule is shown below. In addition, set forth is what would have been the effective fee for the Fund had the advisory fee schedule of Intermediate Duration Portfolio been applicable to the Fund versus the Fund’s advisory fee based on September 30, 2015 net assets:

FUND	SCB FUND PORTFOLIO	FEE SCHEDULE	SCB FUND EFFECTIVE FEE (%)	FUND ADVISORY FEE (%)
Intermediate Duration Institutional Portfolio	Intermediate Duration Portfolio	0.50% on 1st $1 billion 0.45% on next $2 billion 0.40% on next $2 billion 0.35% on next $2 billion 0.30% thereafter	0.500%	0.500%[10]

The AB Variable Products Series Fund, Inc. (“AVPS”), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. The AVPS Intermediate Bond Portfolio has a similar investment style as the Fund, and its advisory fee schedule is set forth below.11 Also shown is what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund versus the Fund’s advisory fee based on September 30, 2015 net assets.

FUND	AVPS PORTFOLIO	FEE SCHEDULE	AVPS EFFECTIVE FEE (%)	FUND ADVISORY FEE (%)
Intermediate Duration Institutional Portfolio	Intermediate Bond Portfolio	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%	0.500%[10]

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Fund.

8 The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

9 The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

10 The Fund has an expense cap 0.45% which effectively reduces the advisory fees by at least five basis points.

11 AVPS was also affected by the settlement between the Adviser and the NYAG.

2016 Semi-Annual Report	55

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.12,13 Broadridge’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Broadridge Expense Group (“EG”)14 and the Fund’s contractual management fee ranking.15

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

FUND	CONTRACTUAL MANAGEMENT FEE (%)[16]	BROADRIDGE EG MEDIAN (%)	BROADRIDGE GROUP RANK
Intermediate Duration Institutional Portfolio	0.500	0.499	10/17

Broadridge also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Broadridge Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund.17

FUND	TOTAL EXPENSE RATIO (%)	BROADRIDGE EG MEDIAN (%)	BROADRIDGE EG RANK	BROADRIDGE EU MEDIAN (%)	BROADRIDGE UNIVERSE RANK
Intermediate Duration Institutional Portfolio	0.450	0.530	3/17	0.510	21/69

Based on this analysis, the Fund has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

12 The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

13 On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Fund’s 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classification/objective remains a part of Thomson Reuters’ Lipper division. Accordingly, the Fund’s investment classification/objective continued to be determined by Lipper.

14 Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

15 The contractual management fee is calculated by Broadridge using the Fund’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Broadridge peer group.

16 The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

17 Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

56	Sanford C. Bernstein Fund II, Inc.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES

The Fund’ profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during the calendar year 2014, relative to 2013.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics.19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $463 billion as of September 30, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper Broadridge shows the 1, 3, 5 and 10 year performance returns and rankings21 of the Fund relative to its Broadridge Performance Group (“PG”) and Broadridge Performance Universe (“PU”)22 for the period ended July 31, 2015.23

18 The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

19 As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

20 The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

21 Fund performance returns were provided by Broadridge.

22 The Fund’s PG/PU is not identical to the Fund’s EG/EU as the criteria for including/excluding a fund from a PG/PU is somewhat different from that of an EG/EU.

23 The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if the Fund had a different investment classification/objective at a different point in time.

2016 Semi-Annual Report	57

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

	FUND RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Intermediate Duration Institutional Portfolio
1 year	2.78	2.36	2.13	4/16	13/66
3 year	2.14	2.04	2.10	6/16	27/60
5 year	3.77	3.72	3.78	7/14	28/54
10 year	4.88	4.88	4.89	6/11	20/38

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold) versus its benchmark.24 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	PERIOD ENDING JULY 31, 2015 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	10 YEAR (%)	SINCE INCEPTION (%)	ANNUALIZED		RISK PERIOD (YEAR)
						VOLATILITY (%)	SHARPE (%)
Intermediate Duration Institutional Portfolio	2.79	2.14	3.77	4.89	5.06	4.06	0.83	10
Barclays Capital U.S Aggregate Bond Index	2.82	1.60	3.27	4.61	4.86	3.25	0.96	10
Inception Date: May 17, 2002

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2015

24 The Adviser provided Fund and benchmark performance return information for periods through July 31, 2015.

25 Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

58	Sanford C. Bernstein Fund II, Inc.

Distributor

SANFORD C. BERNSTEIN FUND II, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBII–2038–0316

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund II, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	May 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	May 27, 2016

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date:	May 27, 2016